COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated February 23, 2024

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your contract. It is for informational purposes only and requires no action on your part. Please read this Supplement carefully and retain it with your Prospectus for future reference.

The Boards of Directors of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. have approved an agreement and plan for the reorganization (the “Reorganization”) of certain Funds that are Investment Options under your Policy (the “American Century Funds”) into and with substantially similar Funds of Lincoln Variable Insurance Products Trust (the “LVIP Funds”), as set forth in the table below. The Reorganization is anticipated to occur on or about April 26, 2024 (the “Reorganization Date”), subject to the approval of the shareholders of each respective American Century Fund. If the Reorganization is approved, any Accumulated Value held in Subaccounts that invest in the American Century Funds (the “American Century Subaccounts”) on the Reorganization Date will be allocated to Subaccounts that invest in the corresponding LVIP Funds (the “LVIP Subaccounts”).

American Century Fund	LVIP Fund
American Century VP Ultra Fund	LVIP American Century Ultra Fund
American Century VP Capital Appreciation Fund	LVIP American Century Capital Appreciation Fund
American Century VP Inflation Protection Bond Fund	LVIP American Century Inflation Protection Fund

Following the Reorganization, the investment adviser for each LVIP Fund will be Lincoln Financial Investments Corporation, and the subadviser will be American Century Investment Management, Inc. The fees and expenses of each LVIP Fund will not exceed those of the corresponding American Century Fund.

Important information you should be aware of regarding the Reorganization is set forth below.

•	You may continue to allocate Net Premium and transfer Accumulated Value to the American Century Subaccounts until the close of business on April 26, 2024. Any order to allocate Net Premiums and transfer Accumulated Value to an American Century Subaccount received by the Company after April 26, 2024 will be allocated to the corresponding LVIP Subaccount.

•	On the Reorganization Date, any Accumulated Value you have in an American Century Subaccount will be automatically transferred from the American Century Subaccount to the corresponding LVIP Subaccount.

•	Prior to the Reorganization Date, you are free to transfer your Accumulated Value in the American Century Subaccounts to any other Subaccount and the Declared Interest Option available under the Policy. From the date of this Supplement until the Reorganization Date, there will be no charge assessed for transfers made from the American Century Subaccounts. For up to 90 days from the Reorganization Date, you can transfer your Accumulated Value in the LVIP Subaccounts that had been automatically transferred from the American Century Subaccounts to any other Subaccount and the Declared Interest Option available under the Policy without a charge being assessed for such transfer. All such transfers will not count against the number of free transfers allowed each Policy Year. If you would like to request a transfer, you may contact your financial representative, call us at 1-888-349-4658, or write to us at PO Box 9239 Des Moines, Iowa 50306-9239. In addition, you may surrender your Accumulated Value in the LVIP Subaccounts that had been automatically transferred from the American Century Subaccounts for up to 30 days from the Reorganization Date without a surrender charge being imposed.

•	Beginning at 3:00 p.m. central time on April 26, 2024, if your instructions for dollar cost averaging or asset rebalancing transfers provide for the allocation of Accumulated Value to an American Century Subaccount, such Accumulated Value will be allocated to the corresponding LVIP Subaccount. You may change your instructions for dollar cost averaging or asset rebalancing transfers at any time by contacting our Variable Products Service Center toll free at 1-888-349-4658.

•	Your rights and our obligations under the Policy will not change as a result of the Reorganization.

•	There will be no changes to the fees and charges under your Policy as a result of the Reorganization. No fees or charges will be assessed in connection with the Reorganization.

•	There will be no adverse tax consequences to you as a result of the Reorganization.

All other provisions in your Prospectus, as supplemented, remain unchanged.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your representative.